DELAWARE POOLED® TRUST

The International Fixed Income Portfolio (the "Portfolio")

Supplement to the Portfolio's Prospectus dated March 1, 2011

Effective at the close of business on May 31, 2011, Delaware Management Company (the "Manager") will terminate Mondrian Investment Partners Ltd. as the sub-adviser to the Portfolio. The Manager will remain the investment adviser to the Portfolio and commence management of the Portfolio on June 1, 2011.

Effective June 1, 2011, Graham McDevitt, Paul Grillo, and Laura A. Ostrander will have portfolio management responsibilities for the Portfolio.

All references to "Mondrian Investment Partners Ltd." or "Mondrian" shall be replaced with "the Manager" or "The Manager," as appropriate.

The section of the Prospectus entitled, "Who manages the Portfolio?" is replaced in its entirety by the following:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust.
Portfolio managers	Position with Delaware Management Company	Start date on the Portfolio
Graham McDevitt	Division Director, Global Strategist and Senior Portfolio Manager	June 1, 2011
Paul Grillo, CFA	Senior Vice President, Co-Chief Investment Officer - Total Return Fixed Income Strategy	June 1, 2011
Laura A. Ostrander	Vice President, Senior Portfolio Manager	June 1, 2011

The following replaces the biographical information in the section entitled, "Management of the Trust - Portfolio Managers" beginning on page 13.

Graham McDevitt
Division Director, Global Strategist and Senior Portfolio Manager
Graham McDevitt is a member of the investment teams of both Delaware Investments and Macquarie Investment Management. He is a senior portfolio manager responsible for the Delaware Investments global and international product range, as well as head of global strategy for Macquarie's Fixed Income and Currency Division where he is responsible for global sector rotation across a number of funds. McDevitt has 24 years' experience as an economist and global strategist, including 16 years in London. Prior to joining Macquarie Group in 2007, he spent eight years in various senior positions at ABN Amro, including global head of interest rate strategy, global head of credit research, and more recently, global head of financial market research, covering interest rates, currencies, and credit. In this role he managed a 90-member research team in the United Kingdom, Europe, the United States, and Australia. McDevitt holds a Master of Commerce, major in economics, from the University of New South Wales, located in Sydney, Australia.

Paul Grillo, CFA
Senior Vice President, Co-Chief Investment Officer - Total Return Fixed Income Strategy
Paul Grillo is a member of the firm's taxable fixed income portfolio management team with primary responsibility for portfolio construction and strategic asset allocation. He is also a member of the firm's asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He joined Delaware Investments in 1992 as a mortgage-backed and asset-backed securities analyst, assuming portfolio management responsibilities in the mid-1990s. Grillo serves as co-lead portfolio manager for the firm's Diversified Income products and has been influential in the growth and distribution of the firm's multisector strategies. Prior to joining Delaware Investments, Grillo served as a mortgage strategist and trader at Dreyfus Corporation. He also worked as a mortgage strategist and portfolio manager at Chemical Investment Group and as a financial analyst at Chemical Bank. Grillo holds a bachelor's degree in business management from North Carolina State University and an MBA with a concentration in finance from Pace University.

Laura A. Ostrander
Vice President, Senior Portfolio Manager
Laura A. Ostrander joined Delaware Investments in August 2010 as a senior portfolio manager specializing in emerging markets debt. Before joining the firm, she worked at Columbia Management, serving as lead portfolio manager on the firm's multi-sector product since 2002, and as co-portfolio manager of the product since 1999. As lead portfolio manager, Ostrander was responsible for the overall asset allocation across U.S. government, emerging market, developed market foreign government, and high yield corporate bonds, and was directly responsible for the investment of assets in the U.S. and foreign sectors of the product. She was head of the Columbia Management international team from 1996 until her departure. Earlier on, Ostrander held portfolio management roles at American Express Financial, American Express Bank, and Offitbank. She has more than 20 years of experience in the financial services industry and more than 10 years of experience managing global fixed income portfolios. She earned her bachelor's degree in economics from St. John Fisher College.

Investments in the Portfolio are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolio, the repayment of capital from the Portfolio, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated March 11, 2011.